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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                   MAY 12, 2006

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                      IRONCLAD PERFORMANCE WEAR CORPORATION
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


        0-51365                                           86-0449546
(Commission File Number)                       (IRS Employer Identification No.)

                           1111 EAST EL SEGUNDO BLVD.
                              EL SEGUNDO, CA 92045
                         (Address of Principal Executive
                              Offices and zip code)

                                 (310) 577-5820
                             (Registrant's telephone
                          number, including area code)

                            Europa Trade Agency Ltd.
                              3712 West 14th Avenue
                   Vancouver, British Columbia V6R 2W8 CANADA
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On May 12, 2006, we filed a Form 8-K dated May 9, 2006 with the Securities and Exchange Commission to report the closing of a merger and other transactions contemplated under that certain Agreement and Plan of Merger dated April 20, 2006 (the "Merger Agreement"), by and among the Registrant, Ironclad Merger Corporation, a wholly-owned subsidiary of the Registrant, and Ironclad Performance Wear Corporation, a California corporation ("Ironclad California"). As reflected in the Form 8-K filed on May 12, 2006, in connection with the closing of these transactions, we appointed Singer Lewak Singer Lewak Greenbaum and Goldstein LLP as our new independent registered public accounting firm. We accounted for the closing of the transactions contemplated by the Merger Agreement as a "reverse acquisition." Therefore, Ironclad California was deemed to be the "accounting acquirer" of us in the acquisition. On May 12, 2006, we also filed a quarterly report on Form 10-QSB for the quarterly period ended April 30, 2006. Because the merger transaction with Ironclad California was completed after the end of the quarterly period ended April 30, 2006, the financial statements and related information contained in such quarterly report reflect our operations before and without taking into account the operations of Ironclad California.

         Effective as of May 12, 2006, after the filing of our quarterly report on Form 10-QSB for the quarterly period ended April 30, 2006, we dismissed Morgan & Company ("M&C") as our independent public accountants. Our Board of Directors approved the decision to dismiss M&C as our independent public accountants.

         M&C audited our financial statements for the fiscal years ended July 31, 2005 and 2004.

         M&C's reports on our financial statements for the fiscal years ended July 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. The reports of M&C for the fiscal years ended July 31, 2005 and 2004 were qualified reports in that adverse financial conditions identified by the accountants raised substantial doubt about our ability to continue as a going-concern. During the two most recent fiscal years ended July 31, 2005 and 2004, (i) there were no disagreements between us and M&C on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of M&C, would have caused M&C to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no "reportable events," as defined in Item 304(a)(1)(iv) of Regulation S-B of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The decision to replace M&C was not the result of any disagreement between us and M&C on any matter of accounting principle or practice, financial statement disclosure or audit procedure. The Board of Directors deemed it in our best interest to change independent public accountants following the closing of the transactions contemplated by the Merger Agreement.

         We furnished M&C with a copy of this Current Report on Form 8-K prior to filing it with the SEC. We also requested that M&C furnish a letter addressed to the SEC stating whether or not it agrees with the statements made in this Report and, if not, stating the respects in which it does not agree. A copy of the letter from M&C is filed herewith as Exhibit 16.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  ------   -----------

                  16.1     Letter from Morgan & Company dated May 16, 2006


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           IRONCLAD PEFORMANCE WEAR CORPORATION



   Date:      May 16, 2006           By:    /s/ Eduard Jaeger
                                           -------------------------------------
                                           Eduard Jaeger
                                           President and Chief Executive Officer


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